UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 2, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C1

(Central Index Key Number 0001706060)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Société Générale

(Central Index Key Number 0001238163)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-01	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 12, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1. The Certificates represent, in the aggregate, the entire beneficial ownership in the UBS Commercial Mortgage Securities Trust 2017-C1 (the “Issuing Entity”), a common law trust fund formed on June 12, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-seven (67) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred thirty-four (134) commercial, multifamily or manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified as “Sheraton Hotel Greensboro” on Exhibit B to the Pooling and Servicing Agreement (the “Sheraton Hotel Greensboro Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Sheraton Hotel Greensboro Whole Loan”) that also includes such Mortgage Loan and one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Sheraton Hotel Greensboro Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “BANK 2017-BNK6 Pooling and Servicing Agreement”), by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer (the “BANK 2017-BNK6 Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2017-BNK6 Operating Advisor”), relating to the BANK 2017-BNK6 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the BANK 2017-BNK6 Pooling and Servicing Agreement applicable to the servicing of the Sheraton Hotel Greensboro Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) under the Securities Act with respect to the Certificates on June 12, 2017; provided, however, that the BANK 2017-BNK6 Operating Advisor will not be required pursuant to 17 C.F.R. § 246 to (i) generally review the actions of the BANK 2017-BNK6 Special Servicer with respect to any specially serviced mortgage loans, (ii) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the BANK 2017-BNK6 Pooling and Servicing Agreement, (iii) upon determining that (a) the BANK 2017-BNK6 Special Servicer is not adequately performing its duties under the BANK 2017-BNK6 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the BANK 2017-BNK6 Special Servicer would be in the best interests of the BANK 2017-BNK6 certificateholders as a collective whole, recommend the replacement of the BANK 2016-BNK6 Special Servicer or (iv) consult with the BANK 2017-BNK6 Special Servicer prior to the occurrence of a control termination event under the BANK 2017-BNK6 Pooling and Servicing Agreement.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ Siho Ham
Name: Siho Ham
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)